UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         ------------------------------

      DATE OF REPORT (Date of earliest event reported): January 28, 2005

                         ------------------------------

                           FIRST MERCHANTS CORPORATION
             (Exact name of registrant as specified in its charter)

                         -------------------------------

         INDIANA                     0-17071                     35-1544218
(State or other jurisdiction   (Commission file number)        (IRS Employer
     of incorporation)                                       Identification No.)

                             200 East Jackson Street
                                  P.O. Box 792
                              Muncie, IN 47305-2814
          (Address of principal executive offices, including zip code)

                                 (765) 747-1500
              (Registrant's telephone number, including area code)

                                  Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to  Rule 14a-12 under  the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

           On January 28, 2005, First Merchants Corporation issued a press release to report its financial results for the fourth quarter ended December 31, 2004. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

           The information in this Form 8-K and the attached Exhibit shall not be deemed filed for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(a)        Not applicable.

(b)        Not applicable.

(c)        Exhibits.

           Exhibit 99.1 Press Release, dated January 28, 2005, issued by First Merchants Corporation

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 First Merchants Corporation
                                        (Registrant)

                                 By:  /s/  Mark K. Hardwick
                                    --------------------------------------------
                                           Mark K. Hardwick
                                           Senior Vice President and
                                           Chief Financial Officer
                                           (Principal Financial and Chief
                                           Accounting Officer)


Dated:  January 28, 2005

                                 EXHIBIT INDEX
                                 -------------

Exhibit No.
-----------
    99.1                Description
                        -----------
                        Press Release, dated January 28, 2005, issued by First Merchants Corporation.

                          First Merchants Corporation

                                 Exhibit No. 99.1

                      Press Release, dated January 28, 2005

N / E / W / S     R / E / L / E / A / S / E

January 28, 2005

FOR IMMEDIATE RELEASE
For more information, contact:
Mark K. Hardwick, Senior Vice President/Chief Financial Officer, 765-751-1857 http://firstmerchants.com

SOURCE: First Merchants Corporation, Muncie, Indiana

FIRST MERCHANTS CORPORATION ANNOUNCES 29 PERCENT INCREASE IN FOURTH QUARTER EARNINGS PER SHARE

First Merchants Corporation (NASDAQ - FRME) has reported fourth quarter diluted earnings per share totaling $.40, a 29 percent increase over $.31 recorded in the fourth quarter of 2003. Net income during the period totaled $7.5 million compared to $5.8 million in 2003.

Quarterly net interest income after the provision for loan losses improved by $1.6 million, or 6.7 percent and non-interest income rose by $1.1 million, or
14.3 percent.

For the year ending December 31, 2004, diluted earnings per share equaled $1.58 a 5.3 percent increase over $1.50 recorded in 2003. Net income totaled $29.4 million compared to $27.6 million in 2003.

Net interest income for the year improved by $6 million, or 6.4 percent. Gains from the sale of mortgage loans, reflecting lower refinancing activity, declined by $2.8 million resulting in decreased non-interest income of $1.3 million.

Total assets equaled $3.2 billion at year-end,  an increase of $115 million,  or
3.7 percent from December 31, 2003. Loans, investments and bank owned life insurance, the Corporation's three primary earning assets, totaled $2.9 billion, an increase of $143 million over the prior year.

Michael L. Cox, President and Chief Executive Officer, stated that, "Our fourth quarter and full year results are encouraging and reflect an improving environment for our banking services. Our banking activity continued to expand as evidenced by $164 million growth in our commercial loan portfolio. Mortgage banking activity, while near historic high levels, continues to be volatile and impacting gain on sale income. Overall, we are pleased with the year-end, and look forward to continued growth in 2005."

CONFERENCE CALL

First Merchants Corporation will conduct a conference call at 2:30 p.m. Eastern Time on Friday, January 28, 2005. To participate dial (Toll Free) 877-407-8289 and reference First Merchants Corporation's fourth quarter earnings release. A replay will be available until January 31, 2005 at 11:59 p.m. To access, US/Canada participants should dial (Toll Free) 877-660-6853 or for International participants, dial 201-612-7415. The replay will require the Account # 1628 and Conference ID # 136101.

During the call we may make Forward Looking statements about our relative business outlook. These Forward Looking statements and all other statements made during the call that do not concern historical facts are subject to risks and uncertainties that may materially affect actual results.

Specific Forward Looking statements include but are not limited to any indications regarding the Financial Services industry, the economy and future growth of the balance sheet or income statement.

Detailed financial results are reported on the attached pages.

First Merchants Corporation is a financial holding company headquartered in Muncie, Indiana. Subsidiaries of the Corporation include First Merchants Bank, NA, Madison Community Bank, First United Bank, Union County National Bank, The Randolph County Bank, First National Bank, Decatur Bank & Trust Company, Frances Slocum Bank, Lafayette Bank & Trust Company, Commerce National Bank and Merchants Trust Company. The Corporation also operates First Merchants Insurance Services, a full-service property casualty, personal lines, and healthcare insurance agency, headquartered in Muncie, Indiana, and is a majority member of Indiana Title Insurance Company, LLC, a title insurance agency.

First Merchants Corporation's common stock is traded over-the-counter on the NASDAQ National Market System under the symbol FRME. Quotations are carried in daily newspapers and can be found on the company's Internet web page (http:/www.firstmerchants.com).

                                     * * * *



CONSOLIDATED BALANCE SHEETS

(in thousands)                                                               December 31,
                                                                         2004            2003
Assets
   Cash and due from banks                                          $    69,960     $    77,112
   Federal funds sold                                                                    32,415
                                                                    -----------     -----------
   Cash and cash equivalents                                             69,960         109,527
   Interest-bearing time deposits                                         9,343           8,141
   Investment securities                                                421,535         356,797
   Mortgage loans held for sale                                           3,367           3,043
   Loans                                                              2,428,051       2,353,503
      Less: Allowance for loan losses                                   (22,548)        (25,493)
                                                                     ----------     -----------
        Net Loans                                                     2,405,503       2,328,010
   Premises and equipment                                                38,254          39,639
   Federal Reserve and Federal Home Loan Bank stock                      22,858          15,502
   Interest receivable                                                   17,318          16,840
   Core deposit intangibles and goodwill                                141,284         142,723
   Cash surrender value of life insurance                                42,061          37,927
   Other assets                                                          20,185          18,663
                                                                    -----------     -----------
        Total assets                                                $ 3,191,668     $ 3,076,812
                                                                    ===========     ===========
Liabilities
   Deposits
     Noninterest-bearing                                            $   330,685     $   338,201
     Interest-bearing                                                 2,077,465       2,023,900
                                                                    -----------     -----------
        Total deposits                                                2,408,150       2,362,101
   Borrowings                                                           440,891         383,170
   Interest payable                                                       4,411           4,680
   Other liabilities                                                     23,613          22,896
                                                                    -----------     -----------
        Total liabilities                                             2,877,065       2,772,847
Stockholders' equity
   Preferred stock, no-par value
      Authorized and unissued -- 500,000 shares
   Common stock, $.125 stated value
      Authorized -- 50,000,000 shares
      Issued and outstanding - 18,573,997 and 18,512,834                  2,322           2,314
   Additional paid-in capital                                           150,862         150,310
   Retained earnings                                                    161,459         149,096
   Accumulated other comprehensive income (loss)                            (40)          2,245
                                                                    -----------     -----------
        Total stockholders' equity                                      314,603         303,965
                                                                    -----------     -----------
        Total liabilities and stockholders' equity                  $ 3,191,668     $ 3,076,812
                                                                    ===========     ===========



FINANCIAL HIGHLIGHTS

                                                Three Months Ended             Year Ended
(In thousands)                                     December 31,                December 31,
                                                2004          2003          2004          2003

NET CHARGE OFF'S                             $    3,929    $    5,396    $    8,650    $   10,128

AVERAGE BALANCES
  Total Assets                               $3,184,109    $3,070,523    $3,109,104    $2,906,195
  Total Loans                                 2,409,170     2,349,536     2,369,017     2,281,614
  Total Deposits                              2,444,563     2,361,544     2,365,306     2,257,075
  Total Stockholders' Equity                    315,869       302,803       310,004       293,603

FINANCIAL RATIOS
  Return on Average Assets                          .94%          .76%          .95%          .93%
  Return on Avg. Stockholders' Equity              9.46          7.69          9.49          9.39
  Avg. Earning Assets to Avg. Assets              91.38         90.19         90.28         89.99
  Allowance for Loan Losses as %
  Of Total Loans                                    .93          1.08           .93          1.08
  Net Charge Off's as % Of Avg. Loans
  (Annualized)                                      .65           .92           .37           .44
  Dividend Payout Ratio                           57.50         74.19         58.23         60.00
  Avg. Stockholders' Equity to Avg. Assets         9.92          9.86          9.97          9.92
  Tax Equivalent Yield on Earning Assets           5.74          5.62          5.72          5.98
  Cost of Supporting Liabilities                   1.89          1.84          1.84          1.97
  Net Int. Margin (FTE) on Earning Assets          3.85          3.78          3.88          4.01


CONSOLIDATED STATEMENTS OF INCOME

(in thousands, except share data)                        Three Months Ended            Year Ended
                                                            December 31,              December 31,
                                                          2004        2003          2004        2003
Interest income
   Loans receivable
     Taxable                                            $ 36,363    $ 34,697      $ 139,953    $ 141,236
     Tax exempt                                              138         195            581          707
   Investment securities
     Taxable                                               2,224       1,484          8,371        6,105
     Tax exempt                                            1,569       1,451          6,098        6,270
   Federal funds sold                                         92         148            165          487
   Deposits with financial institutions                      167          22            555           76
   Federal Reserve and Federal Home Loan Bank stock          297          39          1,251          649
                                                        --------    --------       --------     --------
       Total interest income                              40,850      38,036        156,974      155,530
                                                        --------    --------       --------     --------
Interest expense
   Deposits                                                9,288       8,303         33,844       34,858
   Securities sold under repurchase agreements               183         248            517        1,521
   Federal Home Loan Bank advances                         2,418       2,362          9,777        9,439
   Subordinated debentures, revolving
     credit and term loans                                 1,717       1,587          6,784        6,161
   Other borrowings                                          126         233            663          409
                                                        --------    --------       --------     --------
        Total interest expense                            13,732      12,733         51,585       52,388
                                                        --------    --------       --------     --------
Net interest income                                       27,118      25,303        105,389      103,142
   Provision for loan losses                               1,233       1,047          5,705        9,477
                                                        --------    --------       --------     --------

Net interest income
   after provision for loan losses                        25,885      24,256         99,684       93,665
                                                        --------    --------       --------     --------
Other income
   Fiduciary activities                                    1,897       1,603          7,632        6,736
   Service charges on deposit accounts                     2,924       2,717         11,638       11,105
   Other customer fees                                     1,068       1,039          4,083        4,124
   Net realized gains on
     sales of available-for-sale securities                  456                      1,188          950
   Commission income                                         671         569          3,088        2,668
   Earnings on cash surrender value
     of life insurance                                       439         446          1,798        1,347
   Net gains and fees on sales of loans                      801         770          3,629        6,388
   Other income                                              415         443          1,498        2,584
                                                        --------    --------       --------     --------
        Total other income                                 8,671       7,587         34,554       35,902
                                                        --------    --------       --------     --------

Other expenses
   Salaries and employee benefits                         13,309      12,599         52,479       50,484
   Net occupancy expenses                                  1,328       1,414          5,308        4,894
   Equipment expenses                                      1,879       2,217          7,665        8,073
   Marketing expense                                         521         538          1,709        1,797
   Outside data processing fees                            1,158       1,063          4,920        4,118
   Printing and office supplies                              397         466          1,580        1,706
   Goodwill and core deposit amortization                    802         923          3,373        3,704
   Other expenses                                          4,272       4,623         14,608       16,503
                                                        --------    --------       --------     --------
        Total other expenses                              23,666      23,843         91,642       91,279
                                                        --------    --------       --------     --------

Income before income tax                                  10,890       8,000         42,596       38,288
   Income tax expense                                      3,422       2,181         13,185       10,717
                                                        --------    --------       --------     --------
Net income                                              $  7,468    $  5,819       $ 29,411     $ 27,571
                                                        ========    ========       ========     ========

Per Share Data

   Basic Net Income                                          .41         .31           1.59         1.51
   Diluted Net Income                                        .40         .31           1.58         1.50
   Cash Dividends Paid                                       .23         .23            .92          .90



CONSOLIDATED BALANCE SHEETS

(in thousands)                                     December 31,  September 30,   June 30,    March 31,   December 31,
                                                       2004          2004          2004         2004         2003
Assets
   Cash and due from banks                         $    69,960   $    73,367   $    72,432  $    60,366  $    77,112
   Federal funds sold                                                 22,700                                  32,415
                                                   -----------   -----------   -----------  -----------  -----------
   Cash and cash equivalents                            69,960        96,067        72,432       60,366      109,527
   Interest-bearing time deposits                        9,343        12,204        20,424       10,674        8,141
   Investment securities                               421,535       420,645       411,140      376,974      356,797
   Mortgage loans held for sale                          3,367         2,715         4,001        3,883        3,043
   Loans                                             2,428,051     2,395,306     2,365,380    2,320,103    2,353,503
     Less: Allowance for loan losses                   (22,548)      (25,243)      (25,510)     (26,459)     (25,493)
                                                   -----------   -----------   -----------  -----------   ----------
        Net loans                                    2,405,503     2,370,063     2,339,870    2,293,644    2,328,010
   Premises and equipment                               38,254        38,170        38,437       38,972       39,639
   Federal Reserve and Federal Home Loan Bank stock     22,858        22,750        22,494       21,956       15,502
   Interest receivable                                  17,318        17,594        14,943       15,061       16,840
   Core deposit intangibles and goodwill               141,284       140,186       141,014      141,867      142,723
   Cash surrender value of life insurance               42,061        41,700        41,288       40,843       37,927
   Other assets                                         20,185        19,268        22,247       20,901       18,663
                                                   -----------   -----------   -----------  -----------  -----------
        Total assets                               $ 3,191,668   $ 3,181,362   $ 3,128,290  $ 3,025,041  $ 3,076,812
                                                   ===========   ===========   ===========  ===========  ===========
Liabilities
   Deposits
     Noninterest-bearing                           $   330,685   $   373,548   $   334,018  $   303,694  $   338,201
     Interest-bearing                                2,077,465     2,083,271     2,038,092    2,009,726    2,023,900
                                                   -----------   -----------   -----------  -----------  -----------
        Total deposits                               2,408,150     2,456,819     2,372,110    2,313,420    2,362,101
   Borrowings                                          440,891       379,922       422,885      372,356      383,170
   Interest payable                                      4,411         5,706         4,216        4,542        4,680
   Other liabilities                                    23,613        25,253        24,811       25,676       22,896
                                                   -----------   -----------   -----------  -----------  -----------
        Total liabilities                            2,877,065     2,867,700     2,824,022    2,715,994    2,772,847
Stockholders' equity
   Preferred stock, no-par value
      Authorized and unissued -- 500,000 shares
   Common stock, $.125 stated value
      Authorized -- 50,000,000 shares
      Issued and outstanding                             2,322         2,320         2,310        2,317        2,314
   Additional paid-in capital                          150,862       148,993       149,194      150,679      150,310
   Retained earnings                                   161,459       160,004       154,876      151,771      149,096
   Accumulated other comprehensive income (loss)           (40)        2,345        (2,112)       4,380        2,245
                                                   -----------   -----------   -----------  -----------  -----------
        Total stockholders' equity                     314,603       313,662       304,268      309,147      303,965
                                                   -----------   -----------   -----------  -----------  -----------
        Total liabilities and stockholders' equity $ 3,191,668   $ 3,181,362   $ 3,128,290  $ 3,025,141  $ 3,076,812
                                                   ===========   ===========   ===========  ===========  ===========


NON-PERFORMING ASSETS

(in thousands)                             December 31, September 30,   June 30,    March 31,    December 31,
                                               2004         2004          2004         2004          2003
   90 days past due                         $    1,907    $    6,664   $    2,488   $    4,770   $      6,530
   Non-accrual loans                            15,355        16,852       17,702       19,914         19,453
   Other real estate                             1,650         1,546        1,653        1,571          1,399
                                            ----------    ----------   ----------   ----------   ------------
        Total non-performing assets         $   18,912    $   25,062   $   21,843   $   26,255   $     27,382
                                            ==========    ==========   ==========   ==========   ============

   Average total loans for the quarter      $2,409,170    $2,383,942   $2,343,270   $2,339,080   $  2,349,536

   Total non-performing assets as a
     percent of average total loans               .79%         1.05%         .93%        1.12%          1.17%

   Restructured loans                       $   2,019     $   2,169    $     926    $     957    $       641



CONSOLIDATED STATEMENTS OF INCOME

                                                                               Three Months Ended
(in thousands, except share data)                       December 31, September 30,   June 30,    March 31,  December 31,
                                                            2004         2004          2004        2004        2003
Interest Income
   Loans receivable
     Taxable                                             $ 36,363     $ 35,342     $ 34,021     $ 34,227     $ 34,697
     Tax exempt                                               138          143          137          163          195
   Investment securities
     Taxable                                                2,224        2,146        2,052        1,949        1,484
     Tax exempt                                             1,569        1,679        1,420        1,430        1,451
   Federal funds sold                                          92           18           37           18          148
   Deposits with financial institutions                       167          154          125          109           22
   Federal Reserve and Federal Home Loan Bank stock           297          319          307          328           39
                                                         --------     --------     --------     --------     --------
       Total interest income                               40,850       39,801       38,099       38,224       38,036
                                                         --------     --------     --------     --------     --------
Interest expense
   Deposits                                                 9,288        8,487        7,879        8,190        8,303
   Securities sold under repurchase agreements                183           16           98          220          248
   Federal Home Loan Bank advances                          2,418        2,484        2,433        2,442        2,362
   Subordinated debentures, revolving credit
     and term loans                                         1,717        1,822        1,635        1,610        1,587
   Other borrowings                                           126          200          207          130          233
                                                         --------     --------     --------     --------     --------
        Total interest expense                             13,732       13,009       12,252       12,592       12,733
                                                         --------     --------     --------     --------     --------
Net interest income                                        27,118       26,792       25,847       25,632       25,303
   Provision for loan losses                                1,233        1,380        1,720        1,372        1,047
                                                         --------     --------     --------     --------     --------

Net interest income
   after provision for loan losses                         25,885       25,412       24,127       24,260       24,256
                                                         --------     --------     --------     --------     --------
Other income
   Fiduciary activities                                     1,897        1,923        2,002        1,810        1,603
   Service charges on deposit accounts                      2,924        2,946        2,996        2,772        2,717
   Other customer fees                                      1,068          979          966        1,070        1,039
   Net realized gains on sales of
     available-for-sale securities                            456          332          363           37
   Commission income                                          671          687          777          953          569
   Earnings on cash surrender value
     of life insurance                                        439          448          482          429          446
   Net gains and fees on sales of loans                       801          675        1,352          801          770
   Other income                                               415          421          318          344          443
                                                         --------      --------     --------     --------    --------
        Total other income                                  8,671        8,411        9,256        8,216        7,587
                                                         --------      --------     --------     --------    --------

Other expenses
   Salaries and employee benefits                          13,309       13,087       13,059       13,024       12,599
   Net occupancy expenses                                   1,328        1,391        1,335        1,254        1,414
   Equipment expenses                                       1,879        1,853        1,954        1,979        2,217
   Marketing expense                                          521          363          385          440          538
   Outside data processing fees                             1,158        1,328        1,211        1,223        1,063
   Printing and office supplies                               397          397          388          398          466
   Goodwill and core deposit amortization                     802          827          852          892          923
   Other expenses                                           4,272        3,544        3,438        3,354        4,623
                                                         --------     --------     --------     --------     --------
        Total other expenses                               23,666       22,790       22,622       22,564       23,843
                                                         --------     --------     --------     --------     --------

Income before income tax                                   10,890       11,033       10,761        9,912        8,000
   Income tax expense                                       3,422        3,380        3,406        2,977        2,181
                                                         --------     --------     --------     --------     --------
Net income                                               $  7,468     $  7,653     $  7,355     $  6,935     $  5,819
                                                         ========     ========     ========     ========     ========

Per Share Data

   Basic Net Income                                      $    .41     $    .41     $    .40     $    .37     $    .31
   Diluted Net Income                                         .40          .41          .40          .37          .31
   Cash Dividends Paid                                        .23          .23          .23          .23          .23
   Average Diluted Shares
     Outstanding (in thousands)                            18,721       18,658       18,633       18,646       18,666

FINANCIAL RATIOS
  Return on Average Assets                                    .94%         .98%         .96%         .91%         .76%
  Return on Avg. Stockholders' Equity                        9.46         9.88         9.56         9.05         7.69
  Avg. Earning Assets to Avg. Assets                        91.38        89.98        89.64        90.05        90.19
  Allowance for Loan Losses as %
  Of Total Loans                                              .93         1.05         1.08         1.14         1.08
  Net Charge Off's as % Of Avg. Loans
  (Annualized)                                                .65          .34          .46          .07          .92
  Dividend Payout Ratio                                     57.50        56.10        57.50        62.16        74.19
  Avg. Stockholders' Equity to Avg. Assets                   9.92         9.89        10.00        10.08         9.86
  Tax Equivalent Yield on Earning Assets                     5.74         5.79         5.65         5.71         5.62
  Cost of Supporting Liabilities                             1.89         1.85         1.78         1.84         1.84
  Net Int. Margin (FTE) on Earning Assets                    3.85         3.94         3.87         3.87         3.78
